UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAGENTA THERAPEUTICS, INC.

100 Technology Square

Cambridge, Massachusetts 02139

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 28, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Magenta Therapeutics, Inc. will be held on June 28, 2022 at 9:00 a.m. Eastern Time. Due to continuing concerns about the COVID-19 pandemic and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/MGTA, where you will be able to listen to the meeting live, submit questions and vote.

The purpose of the Annual Meeting is the following:

1.

To elect two class I directors to our Board of Directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Magenta Therapeutics, Inc. stockholders of record at the close of business on April 29, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice and Access Card”), instead of a paper copy of our proxy materials and our 2021 Annual Report to Stockholders (the “2021 Annual Report”). The Notice and Access Card contains instructions on how to access those documents and to cast your vote via the Internet. The Notice and Access Card also contains instructions on how to request a paper copy of our proxy materials and our 2021 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/MGTA prior to the Annual Meeting. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.proxydocs.com/MGTA and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions in advance of and during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

By order of our Board of Directors,

Jason Gardner President and Chief Executive Officer

Cambridge, Massachusetts

May 2, 2022

MAGENTA THERAPEUTICS, INC.

100 Technology Square

Cambridge, Massachusetts 02139

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 28, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Magenta Therapeutics, Inc., which will be held on June 28, 2022 at 9:00 a.m. Eastern Time. Due to continuing concerns about the COVID-19 pandemic and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/MGTA, where you will be able to listen to the meeting live, submit questions and vote. The Board of Directors of Magenta Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Magenta,” “we,” “us,” and “our” refer to Magenta Therapeutics, Inc. The mailing address of our principal executive offices is Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/MGTA prior to the Annual Meeting. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.proxydocs.com/MGTA and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions in advance of and during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 available to stockholders on or about May 2, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to comply with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in June 2018; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 28, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/MGTA.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

MAGENTA THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 2, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). Our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders (the “2021 Annual Report”), will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice and Access Card was mailed to holders of record and beneficial owners of our common stock starting on or about May 2, 2022. The Notice and Access Card provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice and Access Card or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice and Access Card also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice and Access Card and our Notice of 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website. No other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our Board of Directors is soliciting your vote for the matters to be acted on at the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 29, 2022.

How many votes can be cast by all stockholders?

There were 58,799,157 shares of our common stock, par value $0.001 per share, outstanding on April 29, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 29, 2022.

How do I vote my shares without attending the Annual Meeting?

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice and Access Card, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I attend and vote at the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/MGTA and enter the control number provided in the Notice and Access Card to pre-register for the Annual Meeting, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

To be admitted to the Annual Meeting and vote your shares, stockholders must register in advance at www.proxydocs.com/MGTA prior to the Annual Meeting and provide the control number located in the shaded gray box in the Notice and Access Card or proxy card. Stockholders who have completed registration will receive an email on the morning of the Annual Meeting with further instructions, including a unique link to access the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.proxydocs.com/MGTA or by calling the phone number provided in the email received on the morning of the Annual Meeting.

The Annual Meeting’s Rules of Conduct will be posted on www.proxydocs.com/MGTA approximately two weeks prior to the date of the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and Access Card and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated By-laws (the “By-laws”) provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our By-laws, any proposal other than an election of directors (which is decided by a plurality of votes) is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or By-laws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and that vote will be counted as a broker “non-vote.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and Access Card and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of Rule 14a-8 under the Exchange Act and be received not later than January 2, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What is householding?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: 857-242-0170. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

What interest do officers and directors have in matters to be acted upon?

Members of the Board of Directors and executive officers of Magenta do not have any interest in any proposal that is not shared by all other stockholders of Magenta, except for Proposal No. 1 (nominees to our Board of Directors will be elected).

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of nine members. In accordance with the terms of our Certificate of Incorporation and By-laws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I directors are Alexis A. Borisy, Thomas O. Daniel, M.D. and Amy Lynn Ronneberg, and their terms will expire at the Annual Meeting;

•	the class II directors are Jeffrey W. Albers, Anne McGeorge and David T. Scadden, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the class III directors are Bruce Booth, D.Phil., Jason Gardner, D.Phil. and Alison F. Lawton, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Certificate of Incorporation and By-laws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our Certificate of Incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an increase in the size of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Our Board of Directors has nominated Thomas O. Daniel, M.D. and Amy Lynn Ronneberg for election as the class I directors at the Annual Meeting. Each of the nominees are currently directors and have consented to serve as our directors if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors. Alexis A. Borisy, a current class I director, was not nominated by our Board of Directors for re-election. The decision not to nominate Mr. Borisy for re-election was not due to a disagreement with our management or Board of Directors, and we extend our gratitude and appreciation to Mr. Borisy for his dedication and contribution to Magenta.

The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee of our Board of Directors to determine that the person should serve as a director of Magenta. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our Board of Directors and our Nominating and Corporate Governance Committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Magenta and our Board of Directors. There are no material legal proceedings to which any of our nominees and continuing directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.

Vote Required

The nominees for class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote your unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Nominees for Election as Class I Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 29, 2022.

Name	Positions and Offices Held with Magenta	Director Since	Age
Thomas O. Daniel, M.D.	Director	2016	68
Amy Lynn Ronneberg	Director	2018	48

Thomas O. Daniel, M.D. has served as a member of our Board of Directors since October 2016. Dr. Daniel has 20 years of experience in biopharmaceutical discovery and development. He is currently Chairman of Locana Inc., and is a director at Larimar Therapeutics, Inc. (formerly Zafgen, Inc. until the completion of its merger with Chondrial Therapeutics, Inc. in May 2020) and Gossamer Bio, Inc. He was recently a venture partner at ARCH Venture Partners from October 2016 through June 2021, and served as Chairman of Research at Celgene Corporation, and as President of Research and Early Development from December 2006 until February 2012, and as Executive Vice President and President of Research and Early Development until December 2015. Previously, he served as Chief Scientific Officer and Director at Ambrx Inc., from August 2003 to November 2006. Dr. Daniel also served as Vice President of Research at Amgen Inc. from August 2002 to April 2003, where he was Research Site Head of Amgen Washington and Therapeutic Area Head of Inflammation. Prior to Amgen Inc.’s acquisition of Immunex Corporation, Dr. Daniel served as Senior Vice President of Discovery Research at Immunex Corporation from May 2000 to August 2002. Dr. Daniel previously served on the boards of Juno Therapeutics, Inc. from July 2015 to March 2018, and Epizyme, Inc. from May 2013 to June 2014. Dr. Daniel is a Trustee of Reed College, serves on the Board of the Alliance for Lupus Research, and advises privately-held biotechnology companies including Brii Biosciences Limited, Epirium Bio, Inc. and Inception Therapeutics. Dr. Daniel serves as Director and Chairman of the Board of Overseers of The Scripps Research Institute and on the Biomedical Science Advisory Board of Vanderbilt University Medical Center. A nephrologist and former academic investigator, Dr. Daniel was previously the C.M. Hakim Professor of Medicine and Cell Biology at Vanderbilt University. He formerly conducted research in the Howard Hughes Medical Institute at UC San Francisco, earned an M.D. from the University of Texas, Southwestern, and completed medical residency at Massachusetts General Hospital. Dr. Daniel’s qualifications to serve on our Board of Directors include his extensive experience in biotechnology research and development and his prior experience as both an executive officer and a director of publicly traded companies.

Amy Lynn Ronneberg has served on our Board of Directors since March 2018. Ms. Ronneberg is the Chief Executive Officer of Be The Match, a healthcare organization. Ms. Ronneberg joined Be The Match as the Chief Financial Officer in 2013 and served as Acting Chief Executive Officer from February 2020 until her June 2020 appointment as Chief Executive Officer. Ms. Ronneberg also served as the President at Be The Match BioTherapies, LLC, a start-up company within the organization, and as Chief of Staff of the organization from February 2018 to February 2020. Within the organization, Ms. Ronneberg formulated a new organizational operating model, established international operations, transformed several struggling areas within the organization and directed the completion of a seven story headquarters. Ms. Ronneberg has 20 years of experience in financial and operational leadership, serving as Executive Vice President, CFO and Chief

Operating Officer of North American Membership Group, a private equity-owned media company. Prior to that, Ms. Ronneberg spent 12 years at Capella University, where she served in roles such as Vice President of Finance and Vice President of Operations, lead enterprise-wide operations and customer service. Ms. Ronneberg also worked for Ernst & Young for several years as an Audit Manager. Ms. Ronneberg is a member of the board of directors and finance committee for Allina Health and board of directors for Medical Alley Association and previously served on the executive committee for the World Marrow Donor Association and chairman of the board of Twin Cities in Motion, Minneapolis. Ms. Ronneberg earned a Master’s in Business Administration from Capella University, Minneapolis, Minnesota and a B.B.A. in Accounting from University of Wisconsin-Eau Claire. We believe Ms. Ronneberg’s financial expertise and knowledge of the transplant industry qualifies her to serve on our Board of Directors.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 29, 2022.

Name	Positions and Offices Held with Magenta	Director Since	Class and Year in Which Term Will Expire	Age
Jeffrey W. Albers	Director	2017	Class II—2023	50
Bruce Booth, D. Phil.	Director	2016	Class III—2024	48
Jason Gardner, D. Phil.	Director, Chief Executive Officer and President	2016	Class III—2024	51
Alison F. Lawton	Director	2020	Class III—2024	60
Anne McGeorge	Director	2019	Class II—2023	61
David T. Scadden, M.D.	Director	2016	Class II—2023	69

Class II Directors (Term expires at the 2023 annual meeting of stockholders)

Jeffrey W. Albers has served as a member of our Board of Directors since July 2017. Mr. Albers has over fifteen years of experience in leadership roles in the biopharmaceutical industry and is currently the Executive Chairman of Blueprint Medicines Corporation. Mr. Albers served as Chief Executive Officer, President and Chairman of Blueprint Medicines Corporation from June 2021 to April 2022 and as Chief Executive Officer, President and Director from July 2014 to June 2021. Prior to joining Blueprint Medicines Corporation in July 2014, Mr. Albers was president of Algeta ASA, a Norwegian biotechnology company from January 2012 to April 2014, where he oversaw the commercial and business functions. Prior to Algeta ASA, from July 2005 to November 2011, Mr. Albers was at Genzyme, a biotechnology company that is now a wholly-owned subsidiary of Sanofi S.A., most recently as vice president of the U.S. hematology and oncology business unit. Mr. Albers serves on the Board of Directors of Blueprint Medicines Corporation and Kymera Therapeutics, Inc. Mr. Albers received a B.S. from Indiana University and an M.B.A. and a J.D. from Georgetown University. We believe that Mr. Albers’ leadership in the life sciences industry qualifies him to serve on our Board of Directors.

Anne McGeorge has been a member of our Board of Directors since June 2019. Ms. McGeorge has over 35 years of experience providing strategic guidance and operational oversight to health care organizations. Ms. McGeorge currently works as an adjunct professor at the University of North Carolina at Chapel Hill. Ms. McGeorge is a director at SOC Telemed, Inc., The Oncology Institute, Inc., CitiusTech, a private health care technology company, Nimbus Therapeutics, LLC, a private biotech company, and the Be The Match Foundation, and is on the advisory board at FCA Healthcare Innovations (formerly Dioko Ventures). Prior to her retirement in July 2017, Ms. McGeorge worked at Grant Thornton LLP where she routinely advised clients on audit and financial matters relating to the healthcare industry. During her time at Grant Thornton LLP, Ms. McGeorge was Managing Partner of Grant Thornton LLP’s Health Care Industry Practice from January 2006 to July 2017 as well as Global Managing Partner for Grant Thornton International’s Health Care Industry Practice from August 2015 to July 2017. Ms. McGeorge was formerly a partner at Deloitte LLP from 2002 to 2005 and at Arthur Andersen LLP from 1994 to 2002. Ms. McGeorge received a B.B.A., Business, Accounting from the College of

William and Mary, and an M.S., Accounting/Taxation from the University of Virginia. We believe that Ms. McGeorge is qualified to serve on our Board of Directors based on her extensive experience providing auditing and financial services for the healthcare industry.

David T. Scadden, M.D., one of our co-founders, has served on our Board of Directors and as chair of our Scientific Advisory Board since November 2016. Dr. Scadden is the Gerald and Darlene Jordan Professor of Medicine at Harvard University. He and Professor Douglas Melton founded and jointly direct the Harvard Stem Cell Institute, which is the largest institute dedicated to bringing stem cell biology to medical care in the world. With Professor Melton, Dr. Scadden founded the Department of Stem Cell and Regenerative Biology Department at Harvard University, the first department to span faculties in Harvard’s history, and served as chair of the department from January 2009 to September 2018. He is a hematologist/oncologist and directs the Center for Regenerative Medicine at the Massachusetts General Hospital and previously chaired the Hematologic Malignancies program in the MGH Cancer Center. Dr. Scadden is an expert on the medical applications of stem cell biology with a particular emphasis on their use in the settings of cancer and AIDS. He has published over 350 scientific papers and book chapters, and his laboratory has made fundamental contributions in how the stem cell niche regulates stem cell function and in normal and disease-corrupted hematopoiesis. Dr. Scadden serves as a director on the board of Agios Pharmaceuticals, Inc and Editas Medicine, Inc. In addition, Dr. Scadden is a member of the board of several private companies, including Clear Creek Bio, Inc. and LifeVault Bio, Inc., and also serves on several scientific advisory boards, including Magenta’s. In addition, he has served or serves on the Board of Scientific Counselors for the National Cancer Institute, the Board of External Experts for the National Heart, Lung and Blood Institute and the Board of Directors of the International Society for Stem Cell Research. He is an elected member of the National Academy of Medicine and the American Academy of Arts and Sciences and is a fellow of the American Association for the Advancement of Science and the American College of Physicians. He is the recipient of numerous awards from scholarly societies and honorary degrees from multiple universities. We believe Dr. Scadden’s experience as a physician and medical researcher qualifies him to serve on our Board of Directors.

Class III Directors (Term expires at the 2024 annual meeting of stockholders)

Bruce Booth, D.Phil., one of our founding investors and board members, has served as a member of our Board of Directors since February 2016. Dr. Booth joined Atlas Venture in 2005, and currently serves as partner. Previously, from 2004 to 2005, Dr. Booth was a principal at Caxton Health Holdings L.L.C., a healthcare-focused investment firm, where he focused on the firm’s venture capital activities. Prior to Caxton, from 1999 to 2004, he was an associate principal at McKinsey & Company, a global strategic management consulting firm, where he advised clients on R&D productivity, corporate strategy and business development issues across the biopharmaceutical sector. Dr. Booth serves on the board of several privately held companies, as well as on the board of AVROBIO Inc., where he is the chairman, Kymera Therapeutics, Inc., where he is the chairman and a co-founder and Vigil Neuroscience, Inc., where he is chairman. Dr. Booth previously served on the Board of miRagen Therapeutics, Inc. from 2007 to December 2018, Zafgen, Inc. from 2007 to June 2018 and Unum Therapeutics, Inc. from 2014 to July 2020. Dr. Booth also serves on UCB Pharma’s New Medicines Scientific Advisory Board, and participates on several other advisory boards for pharmaceutical companies and academic medical centers. As a British Marshall Scholar, Dr. Booth holds a D.Phil. in molecular immunology from Oxford University’s Nuffield Department of Medicine and a B.S. in biochemistry, summa cum laude, from Pennsylvania State University. We believe Dr. Booth’s extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector qualifies him to serve on our Board of Directors.

Jason Gardner, D.Phil., co-founder of Magenta, has served as our President and Chief Executive Officer and as a member of our Board of Directors since February 2016. Dr. Gardner has more than 20 years of experience in stem cell science, drug development and industry leadership roles. He joined Atlas Venture in November 2015 as an Entrepreneur-in-Residence to create Magenta with Third Rock Ventures. He previously worked at GlaxoSmithKline plc. from 2005, most recently as Vice President and Head of the R&D Satellite in Boston. He

created and led the Regenerative Medicine Unit, established partnerships with The Harvard Stem Cell Institute, and The Telethon Institute for Gene Therapy, from which the first stem cell gene therapy (Strimvelis) was approved. Prior to that, Dr. Gardner was the Head of the Center of Excellence for External Drug Discovery and was a member of the clinical project team that led the late stage development and NDA approval for Tykerb for breast cancer. Dr. Gardner held scientific leadership roles at Progenics Pharmaceuticals, Inc. and Chiron Corporation working on drug discovery and development. Dr. Gardner completed a postdoctoral fellowship in stem cell biology with Professor David Scadden at Harvard Medical School. He was educated in the U.K. and holds a doctorate from Oxford University, and graduate and undergraduate degrees in Natural Sciences (Biochemistry) from Cambridge University. Dr. Gardner currently serves on the Board of Directors of Obsidian Therapeutics, Inc. Dr. Gardner is qualified to serve on our Board of Directors because of his insight into our operations and strategy as a result of being our Chief Executive Officer and his experience in the life sciences industry.

Alison F. Lawton has served as a member of our Board of Directors since December 2020 and the Chair of our Board of Directors since August 2021. Ms. Lawton is an executive leader with more than 30 years of experience in biopharma. She served as President and Chief Executive Officer of Kaleido Biosciences, Inc. from August 2018 to June 2020, and served as President and Chief Operating Officer from December 2017 to August 2018. Prior to joining Kaleido Biosciences, Inc., Ms. Lawton served as Chief Operating Officer at Aura Biosciences, Inc., an oncology therapeutics company, from January 2015 until December 2017, and, prior to joining Aura, served as a consultant to Aura from March 2014 to December 2014. From January 2013 to January 2014, Ms. Lawton served as Chief Operating Officer at OvaScience Inc., a life sciences company. From 2014 to 2017, Ms. Lawton served as a biotech consultant for various companies, including as Chief Operating Officer consultant at X4 Pharmaceuticals. Prior to that, Ms. Lawton spent more than 20 years in various positions of increasing responsibility including Senior VP and General Manager of Biosurgery and prior, Senior VP of Market Access at Genzyme Corporation, a global biopharmaceutical company, and subsequently at Sanofi S.A., also a global biopharmaceutical company, following the acquisition of Genzyme by Sanofi in 2011. Additionally, Ms. Lawton previously served two terms as the industry representative on the U.S. Food & Drug Administration’s Cell & Gene Therapy Advisory Committee and as Chairman of the Board of the Regulatory Affairs Professional Society. Ms. Lawton currently serves on the board of directors of ProQR Therapeutics N.V., X4 Pharmaceuticals Inc. and Aeglea Biotherapeutics Inc. and the private companies SwanBio Therapeutics, Inc. and AgBiome, LLC. Ms. Lawton previously served on the boards of directors of Kaleido Biosciences Inc. from August 2018 to October 2020, Verastem, Inc. from November 2012 to May 2020, CoLucid Pharmaceuticals, Inc. from March 2016 until its acquisition by Eli Lilly in March 2017, and Cubist Pharmaceuticals, Inc. from February 2012 to December 2014 prior to its acquisition by Merck & Co. in January 2015. Ms. Lawton holds a B.Sc. in pharmacology from Kings College, University of London. We believe that Ms. Lawton is qualified to serve on our Board of Directors based on her extensive regulatory affairs and quality systems experience and leadership in the biopharma industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

Executive Officers Who Are Not Directors

The following table identifies our executive officers, and sets forth their current positions at Magenta, the year they became an executive officer and their ages.

Name	Position Held with Magenta	Officer Since	Age (1)
Thomas Beetham	Chief Legal Officer and Secretary	2021	52
Caren Deardorf	Chief Commercial Officer	2021	57
Jeff Humphrey, M.D.	Chief Medical Officer	2021	60
Stephen Mahoney	Chief Financial and Operating Officer and Treasurer	2020	51
David Nichols	Chief Technical Officer	2021	58
Lisa Olson, Ph.D.	Head of Research and Chief Scientific Officer	2020	62
Kristen Stants	Chief People Officer	2020	49

(1)	Ages presented as of April 29, 2022.

Thomas Beetham joined Magenta as Chief Legal Officer in June 2021. Mr. Beetham has more than 20 years of experience in legal, business development, operations and strategy across the biotechnology and pharmaceutical industries. He joined Magenta most recently from Kiniksa Pharmaceuticals, Ltd. (“Kiniksa”) where he served as Kiniksa’s Executive Vice President, Corporate Development and Operations, Chief Legal Officer and Secretary from November 2019 to June 2021, during which time he oversaw all company legal matters, and several operational functions also reported to him including business development, technical operations, quality, compliance, human resources and more. Previously, Mr. Beetham served as Kiniksa’s Executive Vice President, Corporate Development, Chief Legal Officer and Secretary from December 2015 to November 2019, and before that as Senior Vice President in the same roles from Kiniksa’s formation in July 2015 to December 2015. Prior to Kiniksa, Mr. Beetham held various roles at Synageva BioPharma Corp. (“Synageva”) from October 2013 to June 2015, including serving as the Chief Legal Officer and Senior Vice President of Corporate Development, where he led the legal department and was responsible for business development activities. Prior to joining Synageva, Mr. Beetham was General Legal Counsel for New England Biolabs, Inc. (“Biolabs”) where he was responsible for legal matters and was a member of Biolabs’ global business development team. Before Biolabs, Mr. Beetham held various roles at Genzyme Corporation (“Genzyme”), including as the lead corporate attorney responsible for Genzyme’s hematology/oncology and multiple sclerosis products, and before that was a business and transactional attorney with the law firm of Palmer & Dodge, LLP. Mr. Beetham holds a J.D. from Boston College Law School, an M.B.A. from Boston College’s Carroll School of Management, and a B.A. from the University of Rochester.

Caren Deardorf joined Magenta as Chief Commercial Officer in July 2021. Ms. Deardorf has more than 25 years of international biotechnology leadership experience across a range of therapeutic areas. Ms. Deardorf came to Magenta from Ohana Biosciences, Inc., where she served as the Chief Commercial Officer from May 2019 to April 2021, developing commercial strategy for fundraising and business development efforts, including planning for the company’s first commercial product launch. Prior to that, Ms. Deardorf held a variety of commercial roles of increasing responsibility at Biogen Inc., leading and building successful global brands. Most recently, she served as the Vice President, Global Product Development & Commercialization Lead, SPINRAZA® and SMA Portfolio from February 2015 to May 2019, where she executed the global launch of the first therapy for spinal muscular atrophy. Ms. Deardorf currently serves on the board of directors of NeuroSense Therapeutics, Ltd. Ms. Deardorf holds an M.B.A. from Babson College and a B.S. in Biology from Tufts University.

Jeff Humphrey, M.D. joined Magenta as Chief Medical Officer in October 2021. Dr. Humphrey is a medical oncologist with more than 20 years of experience in drug development and has been involved with the development of more than 20 drug candidates, including regulatory submissions leading to multiple drug approvals in the United States and Europe. Dr. Humphrey joined Magenta on October 1, 2021 from Constellation

Pharmaceuticals, Inc. where he was Chief Medical Officer from June 2020 to September 2021, leading medical affairs, clinical pharmacology, clinical operations and data management, among other responsibilities. Previously, he served as Executive Vice President and Chief Development Officer of Kyowa Kirin USA Holdings, Inc. from August 2019 to June 2020 and as President and Chief Medical Officer of Kyowa Kirin Pharmaceutical Development, Inc. from April 2013 to August 2019. Dr. Humphrey has also held senior leadership roles at Bristol-Myers Squibb Company, Bayer AG and Pfizer, Inc. His extensive experience includes leading, managing, and directly contributing to all clinical development activities from investigational new drug submission, development strategy, and clinical trial execution to submissions, reviews, approvals, and launch support. Dr. Humphrey currently serves on the board of directors of Cyteir Therapeutics, Inc. Dr. Humphrey earned an M.D. from Case Western Reserve University School of Medicine, completing his residency in internal medicine at The Johns Hopkins Hospital, in addition to fellowships in human medical genetics and medical oncology at the National Institutes of Health and the National Cancer Institute, respectively.

Stephen Mahoney joined Magenta as Chief Financial and Operating Officer in November 2020, with more than 20 years of global biotechnology sector industry experience. Most recently, Mr. Mahoney served as President and Chief Operating Officer of Kiniksa Pharmaceuticals, Ltd., from August 2015 to November 2019 where he was responsible for overseeing all operational aspects of Kiniksa Pharmaceuticals, Ltd, including advancement of its existing programs, and as a senior advisor from November 2019 through December 2019. Prior to his time at Kiniksa Pharmaceuticals, Ltd., Mr. Mahoney served as Chief Commercial Officer, among other executive titles of increasing responsibilities, at Synageva Biopharma Corp. Previous to that, he was Regional Director, Legal – Asia Pacific Region for Genzyme Corporation, following other roles for the organization. Mr. Mahoney holds an M.B.A. from the Boston College Carroll School of Management, a J.D. from Boston College Law School and a B.A. from Colorado College.

David Nichols joined Magenta in April 2021 as Chief Technical Officer. Mr. Nichols has over 30 years of comprehensive experience in all clinical and commercial phases of process and analytical development, GMP manufacturing for drug substance and drug product, combination product development and manufacture, quality control, and supply chain logistics. Before joining Magenta, Mr. Nichols served most recently as the Senior Vice President of Technical Operations at Kiniksa Pharmaceuticals, Ltd. from February 2019 to April 2021 and as the Vice President, Technical Operations from August 2016 to February 2019. In this role, he was responsible for leading the strategic integration of technical operations across their portfolio, including process development and oversight of internal and external GMP manufacturing. Prior to his time at Kiniksa Pharmaceuticals Ltd., Mr. Nichols was the Head of CMC for the biologics division at Tesaro, Inc. from April 2015 to August 2016. Prior to Tesaro, Inc., David held various positions of increasing responsibility over his 20-year tenure with Shire plc and Transkaryotic Therapies Inc. (acquired by Shire in 2005), where he was able to bring three biologics from early phase development through commercialization. Mr. Nichols holds a B.S. in Chemistry from the University of Massachusetts, a M.S. degree in Biochemistry from University of New Hampshire and a M.B.A. from Northeastern University.

Lisa Olson, Ph.D. joined Magenta as Head of Research and Chief Scientific Officer in September 2020. Prior to joining Magenta, Dr. Olson served for over fifteen years in leadership positions at the AbbVie Bioresearch Center (formerly the Abbott Bioresearch Center), where she most recently served as Vice President, Immunology Discovery and Site Head from January 2013 to September 2020. In her role as Vice President, Immunology Discovery and Site Head, Dr. Olson was responsible for all immunology discovery scientific and portfolio decisions, including new target approval, project advancement and licensing opportunities. Prior to her time at the AbbVie Bioresearch Center, she served as a Research Fellow and Group Leader in Inflammation & Immunology at Pfizer, Inc. She began her career as an Assistant Professor at Washington University School of Medicine in St. Louis, MO, following a post-doctoral cardiovascular fellowship at the University of Chicago. Dr. Olson holds a Ph.D. from the University of Illinois at Urbana-Champaign and a B.S. in Biological Sciences from Iowa State University.

Kristen Stants joined Magenta as Chief People Officer in January 2020. Prior to joining Magenta, Ms. Stants was the Vice President of Talent Strategy at Alexion Pharmaceuticals Inc. from October 2017 to December 2019 where she was responsible for talent acquisition and leadership development. Prior to Alexion, Ms. Stants worked in multiple capacities at Patheon Pharmaceuticals Inc., including as Vice President, Global Talent Management from January 2016 to October 2017 and as Vice President, Human Resources Business Partner, Global Pharmaceutical Development from January 2016 to August 2016, and spent ten years at Biogen Inc., where she most recently held the position of Senior Director, Human Resources Business Partner (HRBP), R&D from May 2013 to December 2016. Ms. Stants’ early career began in management consulting at Hewitt Associates (now Aon Hewitt) where she led the research for Fortune Magazine’s 100 Best Companies to Work For. Ms. Stants completed a Master of Industrial and Labor Relations, with a concentration in Organizational Behavior, from Cornell University and earned a B.S. in Psychology and Business from the University of Oregon.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

Magenta’s stockholders are being asked to ratify the appointment by the Audit Committee of our Board of Directors of KPMG LLP as Magenta’s independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG LLP has served as Magenta’s independent registered public accounting firm since 2017.

The Audit Committee is solely responsible for selecting Magenta’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint KPMG LLP as Magenta’s independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Magenta and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote your unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

OUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes soliciting recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source our Nominating and Corporate Governance Committee deems appropriate. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to Magenta’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of our Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our By-laws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See the section entitled “Stockholder Proposals” below for a discussion regarding submitting stockholder proposals.

We have no formal policy regarding board diversity, although both the Nominating and Corporate Governance Committee and our Board of Directors consider diversity when identifying and evaluating proposed director candidates. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has determined that Mses. Lawton, McGeorge and Ronneberg, Messrs. Albers and Borisy and Drs. Booth and Daniel are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Gardner is not an independent director under these rules because he is an executive officer of Magenta, and Dr. Scadden is not an independent director under these rules due to compensation previously received for his service as chair of our Scientific Advisory Board.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is posted on the corporate governance section of our website, https://investor.magentatx.com/corporate-governance/governance-overview. In addition, in October 2020, our Board of Directors established an R&D Committee to advise the members of our management and provide oversight and input regarding our research and clinical development strategies. The R&D Committee operates under a charter approved by our Board of Directors. A current copy of the charter for the R&D Committee is posted on the corporate governance section of our website. Our Board of Directors may from time to time establish other special or standing committees to facilitate the management of Magenta or to discharge specific duties delegated by the full Board of Directors.

The table below shows current membership for each of the standing committees of our Board of Directors.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	R&D Committee

Jeffrey W. Albers Bruce Booth, D.Phil. Anne McGeorge*	Alexis A. Borisy(1) Alison F. Lawton Amy Lynn Ronneberg*	Jeffrey W. Albers Alexis A. Borisy(1) Thomas O. Daniel, M.D.*	Thomas O. Daniel, M.D. David T. Scadden, M.D.* Alison F. Lawton

*	Denotes committee chair
(1)	Mr. Borisy has not been nominated for re-election by our Board of Directors.

Audit Committee

Our Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board of Directors has designated Anne McGeorge as an “Audit Committee financial expert,” as defined under the applicable rules of the SEC.

During the fiscal year ended December 31, 2021, the Audit Committee met four times and each of the current members attended at least 75% of the meetings of the Audit Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly audited financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•

discussing with management our guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management, including, but not limited to, risk policies and processes related to financial statements and reporting processes, information technology, regulatory, compliance and litigation risks and auditing;

•

providing oversight and guidance to management in their periodic assessment, identification and evaluation of major strategic, operational, regulatory, compliance and external risks inherent to our business and periodically assessing the steps management has taken, or proposes to take, to minimize such risks;

•	establishing policies and procedures for the receipt, retention and treatment of accounting-related complaints and concerns;

•

recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

Compensation Committee

Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules.

During the fiscal year ended December 31, 2021, the Compensation Committee met five times and each of the current members attended at least 80% of the meetings of the Compensation Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Compensation Committee’s responsibilities include:

•	annually reviewing and recommending corporate goals and objectives relevant to the compensation of our Chief Executive Officer to our Board of Directors;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board of Directors for determination the compensation of our Chief Executive Officer;

•	reviewing and approving the compensation of our other executive officers and members of senior management;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual report on form 10-K and annual proxy statement;

•	reviewing and discussing with management the compensation discussion and analysis, if and when required, to be included in our annual proxy statement or Annual Report on Form 10-K; and

•	reviewing and discussing with our Board of Directors the corporate succession plans for the Chief Executive Officer and other key officers.

Nominating and Corporate Governance Committee

Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable Nasdaq rules.

During the fiscal year ended December 31, 2021, the Nominating and Corporate Governance Committee met three times and each of the current members attended 100% of the meetings of the Nominating and Corporate Governance Committee held during the period for which such person served as a member.

Pursuant to its written charter, the Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to our Board of Directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	establishing procedures to be followed by stockholders in submitting recommendations for director candidates;

•	identifying and evaluating individuals qualified to become members of our Board of Directors;

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each of our Board’s committees;

•	developing and recommending to our Board of Directors a set of corporate governance guidelines;

•	overseeing the evaluation of our Board of Directors; and

•	retaining any search firm, including approving fees and terms of such retention, that is to be used by us to assist in identifying director candidates.

The Nominating and Corporate Governance Committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our By-laws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our Board of Directors delegates the identification and evaluation process to the Nominating and Corporate Governance Committee, with the expectation that other members of our Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for our Board of Directors’ approval to fill a vacancy or as director nominees for election to our Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Evaluations

The Nominating and Corporate Governance Committee oversees our annual board and committee evaluation process. Generally, our Board of Directors and each committee conducts self-evaluations by means of written questionnaires completed by each director and committee member. The anonymous responses are summarized and provided to our Board of Directors and each committee at their next meetings in order to facilitate an examination and discussion by our Board of Directors and each committee of the effectiveness of our Board of Directors and committees, Board of Directors and committee structure and dynamics and areas for possible improvement. The Nominating and Corporate Governance Committee establishes the Board of Directors and committee evaluation process each year and may determine to use an independent third-party evaluation process from time to time in the future.

Board and Committee Meetings Attendance

The full Board of Directors met six times during 2021. During 2021, each incumbent member of our Board of Directors attended in person or participated in 78% or more of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of our Board of Directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders. All of the directors then serving on our Board of Directors at the time of the 2021 annual meeting of stockholders attended the 2021 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our Audit Committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investor.magentatx.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Alison F. Lawton currently serves as the chair of our Board of Directors. We believe that separating the role of chair of our Board and Chief Executive Officer allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chair of our Board to lead our Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as chair of our Board, particularly as our Board of Directors’ oversight responsibilities continue to grow as we mature as a public company. While our By-laws and corporate governance guidelines do not require that we appoint a separate chair and Chief Executive Officer, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

We face a number of risks, including risks relating to our financial condition, operations, strategic direction and intellectual property. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Audit Committee and Board of Directors at regular meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board of Directors does not have a standing risk management committee, but rather administers its oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing and guiding management in its periodic assessment, identification and evaluation of major strategic, operational, regulatory, compliance and external risks inherent to our business, and periodically assesses the steps management has taken, or proposes to take, to minimize such risks to our business. The Audit Committee also monitors compliance with legal and regulatory requirements, discusses with management our guidelines and policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, oversees management of the financial and cybersecurity risks we face and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, and our R&D Committee reviews, evaluates and advises our management regarding the risks associated with our research and development initiatives, programs and related investments. Our Board of Directors also monitors and assesses operational risk exposure similar to the Audit Committee, including risks related to clinical development and operations. Our Board of Directors does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of May 2, 2022)

Total Number of Directors	9

	Female	Male

Part I: Gender Identity

Directors	3	6

Part II: Demographic Background

White	3	6

Communication with the Directors of Magenta

Any interested party with concerns about our company may report such concerns to our Board of Directors or the chair of our Board of Directors and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o Magenta Therapeutics, Inc.

Attn: [Director]

100 Technology Square

Cambridge, Massachusetts 02139

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Magenta’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Magenta’s legal counsel, with independent advisors, with non-management directors, or with Magenta’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by Magenta regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters, or potential violations of the federal securities laws, including any rules and regulations thereunder, or the U.S. Foreign Corrupt Practices Act. Magenta has also established a toll-free telephone number, which is 866-244-3167, and has established a webform, which can be accessed at https://www.whistleblowerservices.com/magentatx, for the reporting of such activity.

Director Compensation

The table below shows all compensation paid to our non-employee directors during 2021. Jason Gardner, D.Phil., our President and Chief Executive Officer, receives no compensation for his service as a director, and, consequently, is not included in this table. The compensation received by Dr. Gardner as an employee during 2021 is presented in “—Executive Compensation—2021 Summary Compensation Table” below.

Name	Fees Earned or Paid In Cash ($)(1)	Option Awards($)(2)	All Other Compensation($)	Total($)
Jeffrey W. Albers (3)	31,190	156,093	—	187,283
Michael W. Bonney (4)	42,876	156,093	—	198,969
Bruce Booth, D.Phil. (5)	31,875	156,093	—	187,968
Alexis A. Borisy (6)	36,000	156,093	—	192,093
Blake Byers, Ph.D. (7)	16,358	—	—	16,358
Thomas O. Daniel, M.D. (8)	33,750	156,093	—	189,843
Alison F. Lawton (9)	35,056	156,093	—	191,149
Anne McGeorge (10)	37,500	156,093	—	193,593
Amy Lynn Ronneberg (11)	28,117	156,093	—	184,210
David T. Scadden, M.D. (12)	26,250	156,093	75,000	257,343

(1)	Amounts represent cash compensation for services rendered by each member of our Board of Directors.
(2)

Amounts reflect the grant date fair value of option awards granted under the Magenta Therapeutics, Inc. 2018 Stock Option and Incentive Plan (the “2018 Plan”) during 2021 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions used in determining the fair value of option awards.

(3)	As of December 31, 2021, Mr. Albers held unexercised options to purchase 106,808 shares of our common stock.
(4)

As of December 31, 2021, Mr. Bonney did not hold any unexercised options to purchase shares of our common stock. As disclosed in our Current Report on Form 8-K filed with the SEC on August 5, 2021, Mr. Bonney resigned from our Board of Directors effective August 3, 2021.

(5)	As of December 31, 2021, Dr. Booth held unexercised options to purchase 54,564 shares of our common stock.
(6)	As of December 31, 2021, Mr. Borisy held unexercised options to purchase 54,564 shares of our common stock.
(7)

As of December 31, 2021, Dr. Byers did not hold any unexercised options to purchase shares of our common stock. As disclosed in our Current Report on Form 8-K filed with the SEC on June 7, 2021, Dr. Byers resigned from our Board of Directors effective June 1, 2021.

(8)	As of December 31, 2021, Dr. Daniel held unexercised options to purchase 54,564 shares of our common stock.
(9)	As of December 31, 2021, Ms. Lawton held unexercised options to purchase 106,809 shares of our common stock.
(10)	As of December 31, 2021, Ms. McGeorge held unexercised options to purchase 72,753 shares of our common stock.
(11)

For as long as Ms. Ronneberg is employed with the Be The Match organization, she is required to transfer, assign and pledge any cash consideration or similar payments that she receives as a result of her service on our Board of Directors to the Be The Match organization. Ms. Ronneberg is also required, to the extent that she elects to exercise any options to purchase shares of our common stock granted to her, to transfer, assign and pledge such shares to the Be The Match organization. As of December 31, 2021, Ms. Ronneberg held unexercised options to purchase 106,808 shares of our common stock.

(12)	Dr. Scadden was paid $75,000 in 2021 related to services for our Scientific Advisory Board. As of December 31, 2021, Dr. Scadden held unexercised options to purchase 54,564 shares of our common stock.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on our Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments pro-rated based on the number of actual days served by the director during such calendar quarter. The fees paid to non-employee directors for service on our Board of Directors and for service on each committee of our Board of Directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
All non-employee members	$35,000
Additional retainer for Non-Executive Chair of the Board	$30,000
Audit Committee:
Chair	$15,000
Members	$7,500
Compensation Committee:
Chair	$10,000
Members	$5,000
Nominating and Corporate Governance Committee:
Chair	$8,000
Members	$4,000
R&D Committee:
Chair	$10,000
Members	$5,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of director and committee meetings.

In addition, each new non-employee director elected to our Board of Directors is granted an initial, one-time equity award of a stock option to purchase 36,377 shares of our common stock which vests 33% on the first anniversary of the grant, with the remainder vesting monthly in equal installments over the following two years, provided, however, that all vesting shall cease if the director resigns from our Board of Directors or otherwise ceases to serve as a director of Magenta. On the date of each annual meeting of stockholders of Magenta, each continuing non-employee director receives an annual equity award of a stock option to purchase 18,188 shares, which vests in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next Annual Meeting; provided, however, that vesting shall cease if the director resigns from our Board of Directors or otherwise ceases to serve as a director, unless our Board of Directors determines that the circumstances warrant continuation of vesting.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2021 are as follows:

•	Jason Gardner, D.Phil., our President and Chief Executive Officer;

•	Thomas Beetham, our Chief Legal Officer; and

•	David Nichols, our Chief Technical Officer.

2021 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jason Gardner, D.Phil.	2021	545,000	—		—	1,377,655	300,000	5,447	2,228,102
President and Chief Executive Officer (5)	2020	530,000	—		—	2,309,592	262,000	1,256	3,102,848
Thomas Beetham	2021	230,681	—		—	1,567,779	92,000	3,920	1,894,380
Chief Legal Officer (6)
David Nichols Chief Technical Officer (7)	2021	246,591	40,000	(8)	—	1,272,752	98,000	4,333	1,661,676

(1)

In 2021, Dr. Gardner and Messrs. Beetham and Nichols were granted 100,000, 40,000 and 40,000 restricted stock units, respectively, that vest upon the achievement of certain milestones related to MGTA-117, or the PSUs. No amount has been included in the table with respect to the PSUs as there was no value ascribed with respect to such award based upon probable achievement as of the grant date. Assuming maximum achievement, the grant date fair value of the PSUs granted for the year ended December 31, 2021 to Dr. Gardner and Messrs. Beetham and Nichols was $540,000, $227,400 and $210,000, respectively.

(2)

Amounts reflect the aggregate grant date fair value of option awards granted to the named executive officer in the year indicated under the 2018 Plan calculated in accordance with the provisions of FASB ASC Topic 718. See Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions used in determining the fair value of option awards. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the options.

(3)

The amounts reported represent annual incentives paid in 2022 and 2021 based upon the achievement of our corporate objectives for 2021 and 2020, respectively, as discussed under “Narrative to Summary Compensation Table—Cash annual incentive.”

(4)

Represents the amount of (i) 401(k) company match, (ii) payroll taxes required to be contributed by the Massachusetts Family Medical Leave Act, which we have elected to pay on behalf of each of our employees, and (iii) parking for our Cambridge office.

(5)	Dr. Gardner also serves as a member of our Board of Directors but does not receive any additional compensation for his service as a director.
(6)	Mr. Beetham joined Magenta as Chief Legal Officer effective June 14, 2021.
(7)	Mr. Nichols joined Magenta as Chief Technical Officer effective April 19, 2021.
(8)	Represents a one-time sign on bonus.

Narrative to Summary Compensation Table

Our Board of Directors and Compensation Committee review compensation annually for all employees, including our executives. In setting executive base salaries and annual incentives and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, internal equity, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to Magenta. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, annual incentives or long-term incentives.

Our Compensation Committee is responsible for determining the compensation for all executives other than the chief executive officer and our Board of Directors, with the recommendation of the Compensation Committee, is responsible for determining the compensation of our chief executive officer. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then sets the compensation for each executive officer other than the chief executive officer and recommends the compensation for the chief executive officer to our Board of Directors for approval. Our Board of Directors discusses the Compensation Committee’s recommendation and ultimately approves the compensation of our chief executive officer without members of management present.

In 2021, the Compensation Committee retained the services of Pay Governance LLC (“Pay Governance”) as its external independent compensation consultant. In this role, Pay Governance served as an advisor to the Compensation Committee on topics primarily related to our broader compensation structure, executive new hire compensation packages, executive compensation structure, peer group review, benchmarking of executive positions and equity share usage and dilution. In addition, Pay Governance provided advice regarding corporate governance and regulatory environment trends. Our Board of Directors and the Compensation Committee considered Pay Governance’s input on certain compensation matters as they deemed appropriate. The Compensation Committee requires that its compensation consultants be independent of management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. After review of the independence factors set forth by Nasdaq and the SEC, the Compensation Committee determined that the engagement of Pay Governance does not raise any conflict of interest.

Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our Compensation Committee or Board of Directors, as applicable, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our Compensation Committee or Board of Directors, as applicable, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, internal equity, performance, and experience.

Cash annual incentive

Our annual incentive program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. From time to time, our Compensation Committee or Board of Directors, as applicable, may approve annual incentives for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate. Each of our named executive officers was eligible to receive a target bonus with respect to 2021 (as a percentage of base salary as set forth below) based upon the achievement of corporate performance goals related to, among other things, execution on key development pipeline objectives, the delivery of clinical data, the advancement of key manufacturing objectives, identification of new programs and the ensuring of financial and organizational stability. The Compensation Committee approved a corporate multiplier for the 2021 annual incentive at 100%.

Name	Target Annual Incentive (% of base salary)
Jason Gardner, D.Phil.	55
Thomas Beetham	40
David Nichols	40

Long-term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. For more detail, please refer to “Outstanding Equity Awards at 2021 Fiscal Year End.”

Outstanding Equity Awards at 2021 Fiscal Year End

The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Jason Gardner, D.Phil.	72,561	4,838	(1)	7.71	1/30/2028	—		—
	494,026	57,447	(2)	9.49	5/11/2028	—		—
	125,743	57,157	(3)	7.13	2/4/2029	—		—
	120,312	154,688	(4)	12.28	2/9/2030	—		—
	21,094	91,406	(5)	10.80	2/10/2031	—		—
	7,031	105,469	(6)	7.11	8/1/2031	—		—
	—	—		—	—	50,000	(7)	221,500	(8)
Thomas Beetham	—	200,000	(9)	11.37	6/13/2031	—		—
	—	—		—	—	20,000	(7)	88,600	(8)
David Nichols	—	175,000	(10)	10.50	04/18/2031	—		—
	—	—		—	—	20,000	(7)	88,600	(8)

(1)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2018, subject to his continuous service on each vesting date.
(2)	This option vests in 48 equal monthly installments over four years following the vesting commencement date of June 20, 2018, subject to his continuous service on each vesting date.
(3)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2019, subject to his continuous service on each vesting date.
(4)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2020, subject to his continuous service on each vesting date.
(5)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of January 1, 2021, subject to his continuous service on each vesting date.
(6)	This option vests in 16 equal quarterly installments over four years following the vesting commencement date of August 2, 2021, subject to his continuous service on each vesting date.
(7)	These PSUs only vest upon achievement of specific performance targets which must be achieved by December 31, 2023.
(8)	Amounts are equal to $4.43, the closing price of our common stock on December 31, 2021, times the number of unvested restricted PSUs.
(9)

25% of this option vests on June 14, 2022, the first anniversary of the vesting commencement date, and the remaining 75% of the option vests in 36 equal monthly installments, subject to his continuous service on each vesting date.

(10)

25% of this option vests on April 19, 2022, the first anniversary of the vesting commencement date, and the remaining 75% of the option vests in 36 equal monthly installments, subject to his continuous service on each vesting date.

Employment arrangements with our named executive officers

As disclosed in our Annual Report on Form 10-K filed with the SEC on March 8, 2022, we entered into an amended and restated employment agreement with our Chief Executive Officer (principal executive officer). On May 2, 2022, we entered into amended and restated employment agreements with our Chief Legal Officer, Thomas Beetham, and our Chief Technical Officer, David Nichols, which will be filed as exhibits to a Current Report on Form 8-K.

Jason Gardner, D.Phil.

Dr. Gardner entered into an amended and restated employment agreement with Magenta, effective as of March 3, 2022, which superseded his prior employment agreement, and provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Board of Directors. Dr. Gardner’s current base salary for fiscal year 2022 is $565,000 and he is eligible to earn an annual incentive with a target amount equal to 55% of his base salary. Dr. Gardner is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to Dr. Gardner’s amended and restated employment agreement, in the event he is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective general release of claims against us and all related persons and entities, a reaffirmation of all of his continuing obligations (as defined in the agreement) and, in our sole discretion, a one year post-employment noncompetition covenant, Dr. Gardner will be entitled to receive (i) a cash severance equal to one (1) times his base salary, plus a pro-rata portion of his target annual incentive compensation, payable over the 12-month period following the termination of his employment, and (ii) up to 12 monthly cash payments equal to the monthly contribution for health insurance for Dr. Gardner.

In the event Dr. Gardner is terminated by us without cause or he resigns for good reason, each during the three months before through 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective general release of claims against us and all related persons and entities, a reaffirmation of all of his continuing obligations (as defined in the agreement) and, in our sole discretion, a one year post-employment noncompetition covenant, Dr. Gardner will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to 1.5 times his base salary, plus 150% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Dr. Gardner, full accelerated vesting of such awards, and (iii) up to 18 monthly cash payments equal to the monthly contribution for health insurance for Dr. Gardner.

The payments and benefits provided under Dr. Gardner’s amended and restated employment agreement in connection with a change in control may not be eligible for federal income tax deduction for us pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Dr. Gardner in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him. Furthermore, if the payments and benefits provided under Dr. Gardner’s amended and restated employment agreement in connection with a change in control would otherwise violate any applicable nondiscrimination rules or cause the reimbursement of claims to be taxable under the Patient Protection and Affordable Care Act of 2010, together with the Health Care and Education Reconciliation Act of 2010 or Section 105(h) of the Internal Revenue Code, then the health insurance payments shall be treated as taxable payments (subject to customary and required taxes and employment-related deductions) and be subject to imputed income tax treatment to the extent necessary to eliminate any discriminatory treatment or taxation. If we determine that we cannot provide the health insurance payments for Dr. Gardner without potentially violating applicable law, we shall instead provide Dr. Gardner with a taxable lump-sum payment in an amount equal to the sum of the monthly (or then remaining) health insurance contributions described above.

Pursuant to Dr. Gardner’s amended and restated employment agreement, he is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination noncompetition and non-solicitation of employees, consultants and customers covenants.

Thomas Beetham

Mr. Beetham entered into an amended and restated employment agreement with Magenta, effective as of May 2, 2022, which superseded his prior employment agreement and provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Compensation Committee. Mr. Beetham’s base salary for fiscal year 2022 is $435,000, and he is eligible to earn an annual incentive with a target amount equal to 40% of his base salary. He is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to Mr. Beetham’s amended and restated employment agreement, in the event he is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective general release of claims against us and all related persons and entities, a reaffirmation of all of his continuing obligations (as defined in the agreement) and, in our sole discretion, a one year post-employment noncompetition covenant, he will be entitled to receive (i) a cash severance equal to 0.75 times his base salary plus a pro-rata portion of his target annual incentive compensation, and (ii) up to nine monthly cash payments equal to the full monthly COBRA premium for health insurance for Mr. Beetham.

In the event Mr. Beetham is terminated by us without cause or he resigns for good reason, each during the three months before through 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective release of claims, he will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to one (1) times his base salary, plus 100% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Mr. Beetham, full accelerated vesting of such awards, and (iii) up to 12 monthly cash payments equal to the full monthly COBRA premium for health insurance for Mr. Beetham.

The payments and benefits provided under Mr. Beetham’s amended and restated employment agreement in connection with a change in control may not be eligible for federal income tax deduction for us pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Beetham in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him. Furthermore, if the payments and benefits provided under Mr. Beetham’s amended and restated employment agreement in connection with a change in control would otherwise violate any applicable nondiscrimination rules or cause the reimbursement of claims to be taxable under the Patient Protection and Affordable Care Act of 2010, together with the Health Care and Education Reconciliation Act of 2010 or Section 105(h) of the Internal Revenue Code, then the health insurance payments shall be treated as taxable payments (subject to customary and required taxes and employment-related deductions) and be subject to imputed income tax treatment to the extent necessary to eliminate any discriminatory treatment or taxation. If we determine that we cannot provide the health insurance payments for Mr. Beetham without potentially violating applicable law, we shall instead provide him with a taxable lump-sum payment in an amount equal to the sum of the monthly (or then remaining) health insurance contributions described above.

Pursuant to Mr. Beetham’s amended and restated employment agreement, he is subject to standard covenants regarding confidentiality and nondisclosure, assignment of intellectual property work product, and post-termination noncompetition and non-solicitation of employees, consultants and customers.

David Nichols

Mr. Nichols entered into an amended and restated employment agreement with Magenta, effective as of May 2, 2022, which superseded his prior employment agreement and provides for the payment of an annual base salary and annual incentive compensation, which are subject to review and redetermination by our Compensation Committee. Mr. Nichols’s base salary for fiscal year 2022 is $362,000, and he is eligible to earn an annual incentive with a target amount equal to 40% of his base salary. Mr. Nichols is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to Mr. Nichols’s amended and restated employment agreement, in the event he is terminated by us without “cause” (as defined in the agreement) or he resigns for “good reason” (as defined in the agreement), subject to the delivery of a fully effective general release of claims against us and all related persons and entities, a reaffirmation of all of his continuing obligations (as defined in the agreement) and, in our sole discretion, a one year post-employment noncompetition covenant, he will be entitled to receive (i) a cash severance equal to 0.75 times his base salary plus a pro-rata portion of his target annual incentive compensation, and (ii) up to nine monthly cash payments equal to the full monthly COBRA premium for health insurance for Mr. Nichols.

In the event Mr. Nichols is terminated by us without cause or he resigns for good reason, each during the three months before through 12 months following a change in control (as defined in the agreement), subject to the delivery of a fully effective release of claims, he will not be entitled to receive the severance benefits described above, but will instead be entitled to the following: (i) a lump sum cash severance equal to one (1) times his base salary, plus 100% of his target annual incentive compensation, (ii) for all outstanding time-based stock options and other time-based stock-based awards held by Mr. Nichols, full accelerated vesting of such awards, and (iii) up to 12 monthly cash payments equal to the full monthly COBRA premium for health insurance for Mr. Nichols.

The payments and benefits provided under Mr. Nichols’s amended and restated employment agreement in connection with a change in control may not be eligible for federal income tax deduction for us pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Nichols in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him. Furthermore, if the payments and benefits provided under Mr. Nichols’s amended and restated employment agreement in connection with a change in control would otherwise violate any applicable nondiscrimination rules or cause the reimbursement of claims to be taxable under the Patient Protection and Affordable Care Act of 2010, together with the Health Care and Education Reconciliation Act of 2010 or Section 105(h) of the Internal Revenue Code, then the health insurance payments shall be treated as taxable payments (subject to customary and required taxes and employment-related deductions) and be subject to imputed income tax treatment to the extent necessary to eliminate any discriminatory treatment or taxation. If we determine that we cannot provide the health insurance payments for Mr. Nichols without potentially violating applicable law, we shall instead provide him with a taxable lump-sum payment in an amount equal to the sum of the monthly (or then remaining) health insurance contributions described above.

Pursuant to Mr. Nichols’s amended and restated employment agreement, he is subject to standard covenants regarding confidentiality and nondisclosure, assignment of intellectual property work product, and post-termination noncompetition and non-solicitation of employees, consultants and customers.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2021 regarding shares of common stock that may be used under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average exercise price of outstanding options, warrants and rights ($) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders (1)	6,728,593	(2)	9.15	(2)	3,126,532	(3)(4)
Equity compensation plans not approved by security holders	—		—		—

Total	6,728,593		9.15		3,126,532

(1)	Consists of the Magenta Therapeutics, Inc. 2016 Stock Option and Grant Plan (the “2016 Plan”), the 2018 Plan and the Magenta Therapeutics, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”).
(2)

Consists of 6,248,675 shares issuable upon the exercise of outstanding options under the 2016 Plan and the 2018 Plan and 479,918 shares issuable upon the vesting of restricted stock units. This does not include purchase rights under the 2019 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period. Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.

(3)	As of December 31, 2021, there were 3,001,271 shares available for grant under the 2018 Plan and 125,261 shares available for purchase under the 2019 ESPP.
(4)

The 2018 Plan has an evergreen provision whereby the number of shares of common stock reserved and available for issuance under the 2018 Plan is subject to an automatic annual increase on each January 1, beginning in 2019, by an amount equal to four percent of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of common stock as determined by the Administrator (as defined in the 2018 Plan). Accordingly, on January 1, 2022, the number of shares of common stock reserved and available for issuance under the 2018 Plan increased by 2,351,966 shares. The number in column (c) does not include such shares.

The 2019 ESPP has an evergreen provision whereby the number of shares of common stock reserved and available for purchase under the 2019 ESPP is subject to an automatic increase on each January 1, beginning in 2020, by the lesser of (i) 1% of the number of shares issued and outstanding on the immediately preceding December 31, (ii) 1,000,000 shares and (iii) such number of shares as determined by the Administrator (as defined in the 2019 ESPP). Accordingly, on January 1, 2022, the number of shares of common stock reserved and available for issuance under the 2019 ESPP increased by 587,991. The number in column (c) does not include such shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2020, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2020 and 2021) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Scientific Advisory Board Services

During the year ended December 31, 2020, we made payments to Dr. Scadden for his service as chair of our Scientific Advisory Board in the amount of $125,000.

Collaboration and Advisory Services

During the years ended December 31, 2020 and 2021, we made payments for advisory and related services from Be the Match BioTherapies Collection Services, LLC (f/k/a Be the Match BioTherapies, LLC) (“BTMB”) and its affiliates, including National Marrow Donor Program (“NMDP”), in the amount of $533,937 and $495,049, respectively. We have a collaboration agreement with NMDP (as successor in interest to BTMB) and a research agreement with an affiliated organization, Center for International Blood and Marrow Transplant Research. Amy Lynn Ronneberg was formerly the president of BTMB, and is the Chief Executive Officer of NMDP and a member of our Board of Directors. These fees were paid to BTMB and its affiliates pursuant to the collaboration agreement in amounts mutually agreed upon in advance by us and BTMB. None of these fees were paid directly to Ms. Ronneberg. The fees paid to BTMB did not exceed 5% of the consolidated gross revenue of BTMB (or NMDP) during fiscal years 2020 and 2021.

Public Offering of Common Stock

On June 29, 2020, we completed a registered public offering pursuant to which we issued and sold 8,625,000 shares of our common stock at a public offering price of $8.00 per share. Certain of our existing stockholders, including the affiliate of one of our directors, purchased shares of our common stock in the offering. The following table summarizes purchase in the offering by related persons.

Name	Shares of Common Stock Purchased (#)	Aggregate Purchase Price Paid ($)
Atlas Venture Opportunity Fund I, L.P. (1)	1,250,000	10,000,000

(1)

Atlas Venture Associates Opportunity I, L.P. (“AVAO LP”) is an affiliate fund of Atlas Venture Life Science Advisors, LLC (“Atlas”) and AVAO LP, together with other affiliate funds of Atlas, are holders of five percent or more of our capital stock. AVAO LP is the general partner of Atlas Venture Opportunity Fund I, L.P. (“AVOF”) and Atlas Venture Associates Opportunity I, LLC (“AVAO LLC”) is the general partner of AVAO LP. Each of AVOF, AVAO LP and AVAO LLC has shared voting and dispositive power over the shares held by AVOF. As such, each of AVOF, AVAO LP and AVAO LLC may be deemed to beneficially own the shares held by AVOF. Kevin Bitterman, Bruce Booth, Jean-Francois Formela, David Grayzel and Jason Rhodes are the members of AVAO LLC and collectively make voting decisions on behalf of AVOF. Bruce Booth, a member of our Board of Directors, is a member of AVAO LP and AVAO LLC.

Limitation of Liability and Indemnification of Officers and Directors

Our Certificate of Incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our By-laws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our By-laws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our By-laws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into, and in the future plan to enter into, agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates must be approved by our Audit Committee. This policy became effective on June 20, 2018. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-party transaction; and

•

any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2022 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 58,799,157 shares of our common stock outstanding as of March 31, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

	Shares Beneficially Owned
Name and address of beneficial owner (1)	Number	Percentage
5% Stockholders:
Third Rock Ventures IV, L.P. (2)	6,758,204	11.49%
Deep Track Capital LP (3)	4,870,000	8.28%
Entities affiliated with Casdin Capital, LLC (4)	3,901,589	6.64%
Entities affiliated with Atlas Venture (5)	3,791,698	6.45%
Gilder, Gagnon, Howe & Co. LLC (6)	3,675,608	6.25%
GV 2016, L.P. (7)	3,339,137	5.68%
Aquilo Capital Management, LLC (8)	3,155,082	5.37%
Named Executive Officers and Directors:
Jason Gardner, D.Phil. (9)	1,939,087	3.24%
Thomas Beetham (10)	18,584	*
David Nichols (11)	66,388	*
Jeffrey W. Albers (12)	92,772	*
Bruce Booth, D.Phil. (13)	3,828,074	6.51%
Alexis A. Borisy (14)	40,476	*
Thomas O. Daniel, M.D. (15)	138,302	*
Alison F. Lawton (16)	69,422	*
Anne McGeorge (17)	53,555	*
Amy Lynn Ronneberg (18)	88,620	*
David T. Scadden, M.D. (19)	264,551	*
All executive officers and directors as a group (16 persons) (20)	7,008,883	11.56%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Magenta Therapeutics, Inc., 100 Technology Square, Cambridge, Massachusetts 02139.

(2)

Based solely on information contained in a Schedule 13G/A filed jointly by Third Rock Ventures IV, L.P. (“TRV LP”), Third Rock Ventures GP IV, L.P. (“TRV GP IV”) and TRV GP IV, LLC (“TRV LLC”) with the SEC on February 14, 2022. TRV LP directly owns 6,758,204 shares of common stock and claims shared voting and dispositive power over such shares with each of TRV GP IV and TRV LLC. The general partner of TRV LP is TRV GP IV and the general partner of TRV GP IV is TRV LLC. Abbie Celniker, Ph.D., Robert Tepper, M.D., Craig Muir and Cary Pfeffer, M.D. are the managing members of TRV LLC who collectively make voting and investment decisions with respect to the shares held by TRV LP. The principal business address of each of TRV LP, TRV GP IV and TRV LLC is 29 Newbury Street, 3rd Floor, Boston, Massachusetts 02116.

(3)

Based solely on information contained in a Schedule 13G/A filed jointly by Deep Track Capital, LP (“Deep Track LP”), Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Master Fund”) and David Kroin with the SEC on February 14, 2022. Voting and dispositive power for these shares is held by Deep Track LP, Deep Track Master Fund and David Kroin. The principal business address of Deep Track LP is 200 Greenwich Ave, 3rd Floor, Greenwich CT 06830. The principal business address of Deep Track Master Fund is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. The principal business address of David Kroin is c/o Deep Track Capital, LP, 200 Greenwich Ave, 3rd Floor, Greenwich CT 06830.

(4)

Based solely on information contained in a Schedule 13G/A filed jointly by Casdin Capital, LLC, Casdin Partners Master Fund, L.P., Casdin Partners GP, LLC and Eli Casdin with the SEC on February 14, 2022. Consists of 3,901,589 shares of common stock, for which Casdin Capital, LLC and Eli Casdin report shared voting and dispositive power and 3,598,468 shares of common stock for which Casdin Partners Master Fund, L.P. and Casdin Partners GP, LLC report shared voting and dispositive power. Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund, L.P. Eli Casdin is the managing member of each of Casdin Capital, LLC and Casdin Partners GP, LLC. The principal business address of each of Casdin Capital, LLC, Casdin Partners Master Fund, L.P., Casdin Partners GP, LLC and Eli Casdin is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(5)

Based on information contained in a Schedule 13D/A filed jointly by Atlas Venture Fund X, L.P. (“Atlas X”), Atlas Venture Associates X, L.P. (“Atlas Associates X”), Atlas Venture Associates X, LLC (“AVA X”), Atlas Venture Opportunity Fund I, L.P. (“AVOF”), Atlas Venture Associates Opportunity I, L.P. (“AVAO LP”) and Atlas Venture Associates Opportunity I, LLC (“AVAO LLC”) with the SEC on February 17, 2021, as updated by information provided to us. Of the total shares beneficially owned, Atlas X holds 2,664,036 shares directly, Atlas Associates X holds 313,412 shares directly, AVOF holds 812,500 shares directly and AVAO LP holds 1,750 shares directly. Atlas Associates X is the general partner of Atlas X and AVA X is the general partner of Atlas Associates X. AVAO LP is the general partner of AVOF and AVAO LLC is the general partner of AVAO LP. Peter Barrett, Bruce Booth, Jean-Francois Formela, David Grayzel and Jason Rhodes are the members of AVA X and collectively make voting decisions on behalf of Atlas X. Kevin Bitterman, Bruce Booth, Jean-Francois Formela, David Grayzel and Jason Rhodes are the members of AVAO LLC and collectively make voting decisions on behalf of AVOF. Dr. Booth is also a member of our Board of Directors. Dr. Booth disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. The principal business address of each of Atlas X, Atlas Associates X, AVA X, AVOF, AVAO LP and AVAO LLC is 300 Technology Square, 8th Floor, Cambridge, Massachusetts 02139.

(6)

Based solely on information contained in a Schedule 13G/A filed by Gilder, Gagnon, Howe & Co. LLC with the SEC on February 14, 2022. Gilder, Gagnon, Howe & Co. LLC is the beneficial owner of these shares by virtue of the shares being held in customer accounts over which partners and/or employees of Gilder, Gagnon, Howe & Co. LLC have discretionary authority to dispose of or direct the disposition of such shares. The principal business address of Gilder, Gagnon, Howe & Co. LLC is 475 10th Avenue, New York, New York 10018.

(7)

Based solely on information contained in a Schedule 13G filed jointly by GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. with the SEC on

February 12, 2019. The shares are held directly by GV 2016, L.P. GV 2016 GP, L.P., the general partner of GV 2016, L.P., GV 2016 GP, L.L.C. the general partner of GV 2016 GP, L.P., Alphabet Holdings LLC, the managing member of GV 2016 GP, L.L.C., XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the controlling stockholder of XXVI Holdings Inc., may each be deemed to have sole power to vote or dispose of these shares. The principal business address of each of GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.
(8)

Based solely on information contained in a Schedule 13G filed jointly by Aquilo Capital Management, LLC (“Aquilo”) and Marc Schneidman with the SEC on February 14, 2022. Aquilo is an investment advisor that is registered under the Investment Advisors Act of 1940, as amended. Aquilo, which serves as the investment manager to various private funds (“Funds”) which hold securities for the benefit of their investors, and Mr. Marc Schneidman, as managing member of Aquilo, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of common stock held by the Funds, including these shares. The principal business address of Aquilo is One Letterman Drive, Suite D4900, Building D, The Presidio, San Francisco, CA 94129.

(9)

Consists of: (i) 286,872 shares of common stock held by Dr. Gardner, (ii) 292,990 shares of common stock held by the J.P. Gardner Irrevocable Trust, (iii) 359,092 shares of common stock held by P.S. Gardner Irrevocable Trust and (iv) 1,000,133 shares of common stock underlying options exercisable within 60 days of March 31, 2022.

(10)	Consists of: (i) 13,897 shares of common stock and (ii) 4,687 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(11)	Consists of: (i) 14,306 shares of common stock and (ii) 52,082 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(12)	Consists of: (i) 4,152 shares of common stock and (ii) 88,620 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(13)

Consists of: (i) 36,376 shares of common stock underlying options exercisable within 60 days of March 31, 2022 and (ii) 3,791,698 as described in note 3 above. Dr. Booth is a member of AVA X and AVAO LLC and as such Dr. Booth may be deemed to share voting and dispositive power with respect to all shares controlled by such entities. Dr. Booth disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Dr. Booth’s business address is 300 Technology Square, 8th Floor, Cambridge, Massachusetts 02139.

(14)	Consists of: (i) 4,100 shares of common stock and (ii) 36,376 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(15)	Consists of: (i) 101,926 shares of common stock and (ii) 36,376 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(16)	Consists of 69,422 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(17)	Consists of 53,555 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(18)	Consists of 88,620 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(19)	Consists of: (i) 228,175 shares of common stock and (ii) 36,376 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(20)

See notes 9 through 19 above; also includes Caren Deardorf, Jeff Humphrey, M.D., Stephen Mahoney, Lisa Olson, Ph.D. and Kristen Stants, who are executive officers but not named executive officers, as of March 31, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us, and written representations from our current directors and officers and our former executive officers who served during 2021, we believe all current directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2021 by Section 16(a) under the Exchange Act, with the exception of a Form 4 filed by Mr. Borisy, a member of our Board of Directors, on September 23, 2021 to report the receipt of a distribution of common stock.

INFORMATION ABOUT OUR INDEPENDENT ACCOUNTANTS

KPMG LLP has served as our independent auditor since 2017. Magenta incurred the following fees from KPMG LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.

	2021	2020
Audit fees (1)	$391,485	$519,428
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	7,743	—

Total fees	$399,228	$519,428

(1)

Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements included in our quarterly reports on Form 10-Q. Audit fees also include related services that are normally provided in connection with registration statements.

(2)	There were no fees billed for 2021 or 2020 related to audit-related services rendered by KPMG LLP.
(3)	There were no fees billed for 2021 or 2020 related to tax compliance, tax advice and tax planning services rendered by KPMG LLP.
(4)	All other fees consist of tax consulting services related to employment tax for 2021. There were no fees billed for 2020 related to other services rendered by KPMG LLP.

Audit Committee Pre-Approval Policy and Procedures

Our Board of Directors has adopted and our Audit Committee has ratified policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by our Board of Directors to assist our Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Magenta’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Magenta’s independent registered public accounting firm, (3) the performance of Magenta’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by our Board of Directors.

Management is responsible for the preparation of Magenta’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Magenta’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of Magenta for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received written communications and the letter from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements of Magenta be included in Magenta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MAGENTA THERAPEUTICS, INC.

Anne McGeorge, Chair
Jeffrey W. Albers
Bruce Booth, D. Phil.

May 2, 2022

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 2, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our By-laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 28, 2023 and no later than March 30, 2023. Stockholder proposals and the required notice should be addressed to 100 Technology Square, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

To comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April  29, 2023.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Magenta Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 29, 2022 DATE: Tuesday, June 28, 2022 TIME: 9:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MGTA for more details . This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jason Gardner and Thomas Beetham as the “Named Proxies”, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Magenta Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/MGTA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-230-6343 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill You must register to attend the meeting online and/or participate at www.proxydocs.com/MGTA
Magenta Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two class I directors to our Board of Directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; FOR WITHHOLD 1.01 Thomas O. Daniel, M.D. #P2# #P2# FOR 1.02 Amy Lynn Ronneberg #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and #P4# #P4# #P4# FOR 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/MGTA Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X

Magenta Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two class I directors to our Board of Directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; FOR WITHHOLD 1.01 Thomas O. Daniel, M.D. #P2# #P2# FOR 1.02 Amy Lynn Ronneberg #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and #P4# #P4# #P4# FOR 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/MGTA Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X